Filed pursuant to Rule 497
File No. 333-225462

PROSPECTUS SUPPLEMENT (To Prospectus dated July 19, 2019 and Prospectus Supplement dated August 5, 2019, November 4, 2019, February 5, 2020 and February 7, 2020)	February 11, 2020

Oxford Lane Capital Corp.

$563,779,647
Common Stock

This prospectus supplement supplements the prospectus supplement dated February 7, 2020 (the “Fourth Prospectus Supplement”), the prospectus supplement dated February 5, 2020 (the “Third Prospectus Supplement”), the prospectus supplement dated November 4, 2019 (the “Second Prospectus Supplement”), the prospectus supplement dated August 5, 2019 (the “First Prospectus Supplement”) and the accompanying prospectus thereto dated July19, 2019 (the “Base Prospectus,” together with the Fourth Prospectus Supplement, the Third Prospectus Supplement, the Second Prospectus Supplement, the First Prospectus Supplement and this prospectus supplement, the “Prospectus”), which relate to the sale of shares of common stock of Oxford Lane Capital Corp. in an “at-the-market” offering pursuant to an amended and restated equity distribution agreement, dated August 10, 2018, with Ladenburg Thalmann & Co. Inc., which was amended on May 8, 2019, November 4, 2019 and February 5, 2020, which most recent amendment reduced the maximum aggregate offering size of the “at the market” offering from $600,000,000 to $563,779,647.

You should carefully read the entire Prospectus before investing in our common stock. You should also review the information set forth under the “Risk Factors” section beginning on page 19 of the Base Prospectus before investing.

The terms “Oxford Lane,” the “Company,” “we,” “us” and “our” generally refer to Oxford Lane Capital Corp.

RECENT DEVELOPMENTS

Partial Redemption of 7.50% Series 2023 Term Preferred Stock

On February 11, 2020, we announced that we called for redemption and will redeem on March 12, 2020 (the “Redemption Date”) 1,200,000 of the issued and outstanding shares of our 7.50% Series 2023 Term Preferred Stock (the “Shares”), which is traded on the NASDAQ Global Select Market under the ticker OXLCO, for a redemption price of $25 per Share plus $0.05729167 in accrued but unpaid dividends per Share to the Redemption Date, for a redemption price of $25.05729167 per Share or an aggregate redemption price of $30,068,750. The Shares will be redeemed from each holder of the Shares pro rata based upon the number of outstanding Shares held by such holder.